Exhibit 10.1

EXECUTION VERSION

$750,000,000

INERGY, L.P.

INERGY FINANCE CORP.

6.875% SENIOR NOTES DUE 2021

PURCHASE AGREEMENT

January 19, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

BARCLAYS CAPITAL INC.

CREDIT SUISSE SECURITIES (USA) LLC

J.P. MORGAN SECURITIES LLC

MORGAN STANLEY & CO. INCORPORATED

WELLS FARGO SECURITIES, LLC

CITIGROUP GLOBAL MARKETS INC.

RAYMOND JAMES & ASSOCIATES, INC.

SUNTRUST ROBINSON HUMPHREY, INC.

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Inergy, L.P., a Delaware limited partnership (the “Partnership”), and Inergy Finance Corp., a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Issuers”), propose, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the “Initial Purchasers”), $750,000,000 in aggregate principal amount of their 6.875% Senior Notes due 2021 (the “Notes”). The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”).

The Issuers’ obligations under the Notes, including the due and punctual payment of interest on the Notes, will be guaranteed (the “Guarantees”) by Inergy Propane, LLC, a Delaware limited liability company (the “Operating Company”), Inergy Midstream, LLC, a Delaware limited liability company (“Midstream”), Inergy Partners, LLC, a Delaware limited liability company (“Inergy Partners”), IPCH Acquisition Corp., a Delaware corporation (“IPCH Acquisition”), Inergy Sales & Service, Inc., a Delaware corporation (“Service Sub”), L & L Transportation, LLC, a Delaware limited liability company (“L & L Transportation”), Inergy Transportation, LLC, a Delaware limited liability company (“Inergy Transportation”), Finger Lakes LPG Storage, LLC, a Delaware limited liability company (“Finger Lakes”), Inergy Gas Marketing, LLC, a Delaware limited liability company (“Inergy Gas”), Stellar Propane Service, LLC, a Delaware limited liability company (“Stellar Propane”), Inergy Storage, Inc., a Delaware corporation (“Storage”), Central New York Oil And Gas Company, L.L.C., a New York limited liability company (“CNYOGC”), Arlington Storage Company, LLC, a Delaware limited liability company (“Arlington Storage”), US Salt, LLC, a Delaware limited liability company (“US Salt”), Liberty Propane, L.P., a Delaware limited partnership (“Liberty”), Liberty Propane GP, LLC, a Delaware limited liability company (“Liberty GP”), Liberty Propane Operations, LLC, a Delaware limited liability company (“Liberty Operations”), Inergy Pipeline East, LLC, a Delaware limited liability company (“Inergy East”) and Tres Palacios Gas Storage, LLC, a Delaware limited liability company (“Tres Palacios”, and together with the Operating Company, Midstream, Inergy Partners, IPCH Acquisition, Service Sub, L & L Transportation, Inergy Transportation, Finger Lakes, Inergy Gas, Stellar Propane, Storage, CNYOGC, Arlington Storage, US Salt, Liberty, Liberty GP, Liberty Operations and Inergy East, the “Guarantors”). As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. The Issuers and the Guarantors are referred to as the “Inergy Parties.”

Inergy Holdings, L.P., a Delaware limited partnership, owns 100% of the issued and outstanding membership interests in Inergy GP, LLC, a Delaware limited liability company which serves as the general partner of the Partnership (the “General Partner”).

This is to confirm the agreement concerning the purchase of the Notes from the Issuers by the Initial Purchasers.

1. Certain Defined Terms. As used in this Agreement:

(a) “Applicable Time” means 5:05 p.m. (New York City time) on the date of this Agreement; and

(b) “Pricing Disclosure Supplement” means the summary of the terms of the Notes dated the date of this Agreement and attached hereto as Exhibit A.

2. Preliminary Offering Memorandum and Offering Memorandum. The Notes will be offered, issued and sold to the Initial Purchasers without registration under the United States Securities Act of 1933, as amended (the “Act”), in reliance on an exemption pursuant to Section 4(2) under the Act. At or prior to the Applicable Time, the Issuers and the Guarantors shall have prepared a preliminary offering memorandum dated January 19, 2011 (the “Preliminary Offering Memorandum”), and the Pricing Disclosure Supplement. Except as provided in the last sentence of this paragraph, as used herein, “Offering Memorandum” shall mean the Preliminary Offering Memorandum as supplemented by the Pricing Disclosure Supplement. Promptly after the Applicable Time and in any event no later than the second business day following the Applicable Time, the Issuers and the Guarantors will prepare an offering memorandum dated the date hereof (the “Final Offering Memorandum”). The Issuers and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the Pricing Disclosure Supplement and the Final Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. From and after the time the Final Offering Memorandum is prepared, all references herein to the Offering Memorandum shall be deemed to be a reference to both the Offering Memorandum and the Final Offering Memorandum.

Any reference to the Preliminary Offering Memorandum or the Final Offering Memorandum shall be deemed to refer to and include any documents filed under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference (the “Incorporated Documents”) in the Preliminary Offering Memorandum or the Final Offering Memorandum, as the case may be, or any amendment or supplement thereto.

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

“THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF INERGY, L.P. AND INERGY FINANCE CORP. THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO AN ISSUER, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.”

You have advised the Issuers that you will make offers (the “Exempt Resales”) of the Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”) and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act. Those persons specified in clauses (i) and (ii) are referred to herein as the (“Eligible Purchasers”). You will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement attached hereto as Exhibit B (the “Registration Rights Agreement”) among the Inergy Parties and the Initial Purchasers to be dated February 2, 2011 (the “Closing Date”), for so long as such Notes constitute “Registrable Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Inergy Parties will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Act relating to the Issuers’ 6.875% Senior Notes due 2021 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees. Such portion of the offering is referred to as the “Exchange Offer.”

3. Representations, Warranties and Agreements of the Inergy Parties. The Inergy Parties, jointly and severally, represent, warrant and agree as follows:

(a) No Material Misstatements or Omissions. The Offering Memorandum, as of the Applicable Time, does not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by or on behalf of the Initial Purchasers expressly for use therein, which information is specified in Section 13.

(b) No Similar Class of Registered Securities. When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuers or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(c) Incorporated Documents. The Incorporated Documents, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations (“Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) No Issuer Written Communications. The Partnership (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Notes (each such communication by the Partnership or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Written Communication”) other than (i) the Offering Memorandum and (ii) any electronic road show or other written communications, in each case used in accordance with Section 6(l). Each such Issuer Written Communication, when taken together with the Offering Memorandum as of the Applicable Time, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Partnership makes no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser expressly for use in any Issuer Written Communication.

(e) No Solicitation or Advertisement

(i) Assuming that your representations and warranties in Section 4(b) are true, the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Inergy Parties or any of their respective representatives (other than you, as to whom the Inergy Parties make no representation) in connection with the offer, issuance and sale of the Notes.

(ii) No form of general solicitation or general advertising was used by the Inergy Parties or any of their respective representatives (other than you, as to whom the Inergy Parties make no representation) with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act) by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Issuers, any affiliate of the Issuers and any person acting on its or their behalf (other than you, as to whom the Issuers and the Guarantors make no representation) have complied with and will implement the “offering restrictions” required by Rule 902.

(f) No Order Preventing Exempt Resales. The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Inergy Parties for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Inergy Parties, is contemplated.

(g) Formation, Good Standing and Foreign Qualification of the Inergy Parties. Each of the Inergy Parties and the General Partner has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization with all necessary corporate, limited liability company or partnership power and authority to own or lease its properties and to conduct its business, in all material respects as described in the Offering Memorandum. Each of the Inergy Parties and the General Partner is duly registered or qualified as a foreign entity for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not have a material adverse effect on the business, financial condition or results of operations of the Inergy Parties, taken as a whole (“Material Adverse Effect”).

(h) Ownership of General Partner Interests in the Partnership. The General Partner is the only general partner of the Partnership and owns a non-economic, general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and except as described in the Partnership Agreement or the Offering Memorandum, the General Partner owns its general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.

(i) Capitalization. The issued and outstanding limited partner interests of the Partnership consist of 109,635,706 Common Units, 4,867,252 Class A Units and 11,568,560 Class B Units, as defined in the Partnership Agreement. All outstanding Common Units, Class A Units and Class B Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(j) Ownership of Finance Corp. and the Guarantors. The Partnership owns, directly or indirectly, 100% of the issued shares of capital stock, membership interests or limited partner interests, as applicable, in each of Finance Corp. and the Guarantors; such shares of capital stock, membership interests or limited partner interests have been duly authorized and validly issued in accordance with the certificate of incorporation, certificate of formation, articles of organization, certificate of limited partnership, bylaws, limited liability company agreement, operating agreement or partnership agreement, as applicable, of such entity (collectively, and with the certificate of limited partnership of the Partnership, as amended, and the Partnership Agreement, the “Organizational Documents”) and are fully paid (to the extent required under such Organizational Documents) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act, (ii) in the case of an interest in a Delaware limited liability company, as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and (iii) in the case of an interest in a limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited liability company statute, as applicable); and except as described in the Organizational Documents, the Partnership owns such shares of capital stock, membership interests or limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims (other than those securing obligations under the Credit Agreement dated as of November 24, 2009, as amended, by and among the Partnership and the lenders therein (the “Credit Agreement”).

(k) No Other Subsidiaries. The Partnership does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule II attached hereto. Neither the Partnership nor any of its subsidiaries own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than as set forth on Schedule II attached hereto. Other than its ownership of non-economic general partnership interest in the Partnership, the General Partner does not own, and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(l) Authorization to Execute this Agreement. This Agreement has been duly authorized, validly executed and delivered by each of the Inergy Parties.

(m) Authorization to Issue and Sell Notes. The Issuers have all requisite corporate or partnership power and authority to issue, sell and deliver the Notes. The Notes have been duly authorized by the Issuers and, when duly executed by the Issuers in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered, and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(n) Authorization to Issue Exchange Notes. The Issuers have all requisite corporate or partnership power and authority to issue the Exchange Notes. The Exchange Notes have been duly and validly authorized by the Issuers and if and when duly issued, executed and authenticated by the Trustee in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o) Authorization and Enforceability of Guarantees. Each Guarantor has all requisite corporate, limited liability company or partnership power and authority to issue the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p) Authorization and Enforceability of Exchange Guarantees. Each Guarantor has all requisite corporate, limited liability company or partnership power and authority to issue the Exchange Guarantees. The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when duly issued and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(q) Authorization and Enforceability of the Indenture. Each of the Inergy Parties has all requisite corporate, limited liability company or partnership power and authority to enter into the Indenture. The Indenture has been duly and validly authorized by the Inergy Parties, and upon its execution and delivery by the Inergy Parties and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Inergy Parties, enforceable against the Inergy Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); no qualification of the Indenture under the Trust Indenture Act of 1939 (the “1939 Act”) is required in connection with the offer, issuance and sale of the Notes contemplated hereby or in connection with the Exempt Resales. The Indenture conforms in all material respects to the requirements of the 1939 Act and the Rules and Regulations applicable to an indenture that is qualified thereunder.

(r) Authorization and Enforceability of the Registration Rights Agreement. Each of the Inergy Parties has all requisite corporate, limited liability company or partnership power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Inergy Parties and, when executed and delivered by the Inergy Parties in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Inergy Parties in accordance with the terms thereof, enforceable against the Inergy Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution thereunder may be limited by federal or state law or by principles of public policy.

(s) Accuracy of Statements. The Indenture, the Notes, the Guarantees and the Registration Rights Agreement will or do, as applicable, conform in all material respects to the description thereof in the Offering Memorandum.

(t) Enforceability of Other Agreements. Each of the Organizational Documents has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such party, enforceable against such party in accordance with its terms; provided that, the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(u) No Conflicts. Except as is disclosed in the Offering Memorandum, none of the offering, issuance and sale of the Notes and the Guarantees by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Exchange Guarantees and this Agreement by the Inergy Parties, or the consummation by each of them of the transactions contemplated hereby (i) constitutes or will constitute a violation of the Organizational Documents; (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Inergy Parties is a party or by which any of them or any of their respective properties may be bound, other than those breaches, violations or defaults that have been waived; (iii) violates or will violate any law, administrative regulation or administrative or court decree applicable to the Inergy Parties, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Inergy Parties, which breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv) would, individually or in the aggregate, have a Material Adverse Effect.

(v) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Inergy Parties or any of their respective properties is required for the offering, issuance and sale of the Notes and the Guarantees by the Issuers and the Guarantors, respectively, in the manner contemplated herein or in the Offering Memorandum or the execution, delivery and performance by the Inergy Parties of this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees and the Registration Rights Agreement, or the consummation by the Inergy Parties of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers, (ii) with respect to the Exchange Notes under the Act and applicable state securities laws as contemplated by the Registration Rights Agreement, (iii) consents that have been obtained and (iv) for such consents that, if not obtained, would not materially adversely affect the ability of the Inergy Parties to perform their respective obligations under this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees and the Registration Rights Agreement.

(w) No Default. None of the Inergy Parties is (i) in violation of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, have a Material Adverse Effect or could materially impair the ability of any of the Inergy Parties to perform their obligations under this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees or the Registration Rights Agreement. To the knowledge of the Inergy Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Inergy Parties is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

(x) Independent Registered Public Accounting Firms. Ernst & Young LLP, who have certified certain audited financial statements of the Partnership contained or incorporated by reference in the Offering Memorandum, are an independent registered public accounting firm with respect to the Partnership and the General Partner as required by the Act and the applicable Rules and Regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board (the “PCAOB”). Rothstein, Kass & Company, P.C., who have certified certain audited financial statements of Tres Palacios contained or incorporated by reference in the Offering Memorandum, are an independent registered public accounting firm with respect to Tres Palacios as required by the Act and the applicable Rules and Regulations thereunder and the rules and regulations of the PCAOB.

(y) Financial Statements. At September 30, 2010, the Partnership would have had, on the consolidated, as adjusted basis indicated in the Offering Memorandum, a capitalization as set forth therein. The historical financial statements of the Partnership and Tres Palacios (including the related notes and supporting schedules) contained or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein. The summary financial information contained or incorporated by reference in the Offering Memorandum is prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements, as applicable, from which it has been derived and fairly presents in all material respects the information shown thereby. The pro forma condensed consolidated financial statements contained or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act and the assumptions used in the preparation of such pro forma financial statements are, in the opinion of the management of the Inergy Parties, reasonable, and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements.

(z) No Material Adverse Change. None of the Inergy Parties has sustained since the date of the latest audited financial statements contained or incorporated by reference in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree that is reasonably likely to cause a Material Adverse Effect or is otherwise set forth or contemplated in the Offering Memorandum. Except as disclosed in the Offering Memorandum, subsequent to the respective dates as of which such information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), (i) none of the Inergy Parties has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, would cause or result in a Material Adverse Effect, (ii) there has not been any change in the capitalization, or increase in the short-term debt or long-term debt, of the Inergy Parties that would cause or result in a Material Adverse Effect and (iii) there has not been any adverse change, or any development involving or which may reasonably be expected to involve, individually or in the aggregate, a prospective adverse change in or affecting the general affairs, business, prospects, properties, management, condition (financial or other), partners’ capital, stockholders’ equity, net worth or results of operations of the Inergy Parties, taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Title to Properties. Each of the Inergy Parties has good and indefeasible title to all real property (save and except for “rights-of-way”(as defined below)) and good title to all personal property described in the Offering Memorandum as owned by such Inergy Party, free and clear of all liens, claims, security interests or other encumbrances except (i) those created, arising under or securing the Credit Agreement; (ii) such as are described in the Offering Memorandum; (iii) as described in the Organizational Documents; or (iv) such as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. All real property and buildings held under lease or license by the Inergy Parties are held by such entity under valid and subsisting and enforceable leases or licenses with such exceptions as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Inergy Parties has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect.

(bb) Permits. Each of the Inergy Parties has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the Inergy Parties has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect, subject in each case to such qualifications as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the Inergy Parties, taken as a whole.

(cc) Books and Records. The Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Partnership and (ii) maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Offering Memorandum as of the Applicable Time, there are no material weaknesses or significant deficiencies in the Partnership’s internal controls.

(dd) Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act), which are designed to provide reasonable assurance that the information required to be disclosed by the Partnership in reports that it files under the Exchange Act is accumulated and communicated to the Partnership’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Partnership has carried out evaluations of the effectiveness of its disclosure controls and procedures and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(ee) No Recent Changes to Internal Control Over Financial Reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that materially affected the Partnership’s internal control over financial reporting.

(ff) Sarbanes Oxley Act of 2002. There is and has been no failure on the part of the Partnership and, to the Partnership’s knowledge, any of the General Partner’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the Rules and Regulations promulgated in connection therewith.

(gg) Tax Returns. Each of the Inergy Parties which are required to do so has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith or (ii) which, if not paid, would not have a Material Adverse Effect.

(hh) Investment Company. None of the Inergy Parties is now, and after the sale of the Notes to be sold by the Issuers hereunder, the issuance of the Guarantees and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds,” none of the Inergy Parties will be an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ii) No Environmental Problems. Each of the Inergy Parties (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received all permits required of it under applicable Environmental Laws to conduct its respective businesses, (iii) is in compliance with all terms and conditions of any such permit, and (iv) to the knowledge of the Inergy Parties, does not have any liability in connection with the release into the environment of any Hazardous Materials, except where such noncompliance with Environmental Laws, failure to receive required permits, or failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(jj) No Labor Dispute. No labor dispute with the employees of the Inergy Parties exists or, to the knowledge of the Inergy Parties, is imminent which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(kk) Insurance. The Inergy Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Inergy Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

(ll) Litigation. Except as described in the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Inergy Parties, threatened, to which any of the Inergy Parties is or may be a party or to which the business or property of any of the Inergy Parties is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Inergy Parties is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Effect or (B) prevent or result in the suspension of the offer, issuance or sale of the Notes.

(mm) Stabilization. Prior to the date hereof, none of the Inergy Parties has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes in violation of any law, rule or regulation.

(nn) No Integration. During the six-month period preceding the date of the Offering Memorandum, none of the Issuers, the Guarantors or any other person acting on behalf of the Issuers or any Guarantor has offered or sold to any person any Notes or Guarantees, or any securities of the same or a similar class as the Notes or Guarantees, other than Notes or Guarantees offered or sold to the Initial Purchasers hereunder. The Issuers and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act), of any Notes or any substantially similar security issued by the Issuers or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Partnership by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer, issuance and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Act.

(oo) No Unlawful Contributions or Other Payments. None of the Inergy Parties nor any of their subsidiaries nor, to the knowledge of any of the Inergy Parties, any director, officer, agent, employee or affiliate of any of the Inergy Parties or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and each of the Inergy Parties, its subsidiaries and, to the knowledge of any of the Inergy Parties, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(pp) No Conflict with Money Laundering Laws. The operations of each of the Inergy Parties and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Inergy Parties or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Inergy Parties, threatened.

(qq) No Conflict with OFAC Laws. None of the Inergy Parties nor any of their subsidiaries nor, to the knowledge of any of the Inergy Parties, any director, officer, agent, employee or affiliate of any of the Inergy Parties or any of their subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and each of the Inergy Parties will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4. Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a) The Issuers hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuers and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.25% of the principal amount thereof, the total principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Issuers and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b) Each of the Initial Purchasers severally and not jointly hereby represents and warrants to and agrees with the Issuers that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Issuers that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Issuers that they will offer the Notes to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

(c) Each of the Initial Purchasers understands that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(e) hereof (as set forth in the form of opinions), counsel to the Issuers and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

5. Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, 2500 First City Tower, Houston, Texas 77002-6760, at 9:00 A.M., central time, on the Closing Date. The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Issuers.

The Notes will be delivered to the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”), and will be registered in the name of Cede & Co. as nominee of DTC.

6. Agreements of the Inergy Parties. The Inergy Parties, jointly and severally, agree with each of the Initial Purchasers as follows:

(a) The Issuers and the Guarantors will promptly furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum as they may reasonably request.

(b) The Issuers and the Guarantors will not make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised; provided, that this clause shall not apply to any filing by the Partnership of any Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

(c) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Issuers, any of the Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Offering Memorandum so that the Offering Memorandum does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to supplement or amend the Offering Memorandum as of the Applicable Time or the Final Offering Memorandum, as then amended or supplemented in order to comply with any law, the Issuers and the Guarantors will, subject to paragraph (b) above, promptly prepare an appropriate supplement or amendment thereto, and will promptly furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(d) The Issuers and each of the Guarantors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Notes for offering, issuance and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate; provided, that in no event shall the Issuers or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering, issuance or sale of the Notes, in any jurisdiction where it is not now so subject or subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(e) For a period of 90 days from the date of the Offering Memorandum, the Inergy Parties agree not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, pledge, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition in the future of), any debt securities of the Issuers, the Guarantors or any of their respective subsidiaries, except (i) in exchange for the Exchange Notes and the Exchange Guarantees in connection with the Exchange Offer or (ii) with the prior consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(f) The Issuers will make available to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, partners’/stockholders’ equity and cash flows of the Partnership and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Partnership and its subsidiaries for such quarter in reasonable detail.

(g) The Issuers will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption “Use of Proceeds.”

(h) Except as stated in this Agreement and in the Offering Memorandum, neither the Issuers, the Guarantors nor any of their respective affiliates will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes.

(i) During the period of one year after the Closing Date, the Inergy Parties will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Act), to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(j) The Inergy Parties agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

(k) The Inergy Parties will take such steps as shall be necessary to insure that neither the Partnership nor any of the Partnership’s subsidiaries becomes an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.

(l) Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Partnership will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably object.

(m) The Partnership will advise the Initial Purchasers promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Offering Memorandum as of the Applicable Time, any Issuer Written Communication or the Final Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Notes as a result of which any of the Offering Memorandum as of the Applicable Time, any Issuer Written Communication or the Final Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Offering Memorandum, Issuer Written Communication or the Final Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Partnership of any notice with respect to any suspension of the qualification of the Notes for offer, and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Partnership will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Offering Memorandum as of the Applicable Time, any Issuer Written Communication or the Final Offering Memorandum or suspending any such qualification of the Notes and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

7. Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Inergy Parties contained herein, to the performance by the Inergy Parties of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Initial Purchasers shall not have discovered and disclosed to the Issuers on or prior to the Closing Date that the Offering Memorandum contained an untrue statement of a fact that, in the opinion of Baker Botts L.L.P., is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated therein by reference or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement, the Indenture and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Baker Botts L.L.P., and the Inergy Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c) The Initial Purchasers shall have received from Vinson & Elkins L.L.P., counsel for the Issuers and the Guarantors, its written opinion addressed to the Initial Purchasers and dated the Closing Date, substantially in the form of Exhibit C hereto.

(d) The Initial Purchasers shall have received from Laura Ozenberger, Senior Vice President - General Counsel and Secretary of the General Partner, her written opinion addressed to the Initial Purchasers and dated the Closing Date, substantially in the form of Exhibit D hereto.

(e) The Initial Purchasers shall have received from Baker Botts L.L.P., counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the offer, issuance and sale of the Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

(f) The Issuers and each Guarantor shall have furnished or caused to be furnished to the Initial Purchasers on the Closing Date certificates of officers of the Issuers and each Guarantor satisfactory to the Initial Purchasers as to the accuracy of the representations and warranties of the Issuers and each Guarantor herein at and as of the Closing Date, as to the performance by the Issuers and each Guarantor of all of their obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as Merrill Lynch, Pierce, Fenner & Smith Incorporated may reasonably request.

(g) At the time of execution of this Agreement, the Initial Purchasers shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that such firm is an independent registered public accounting firm within the meaning of the Act and the rules of the PCAOB and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to Initial Purchasers in connection with registered public offerings.

(h) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Initial Purchasers a letter (a “bring-down letter”) of such firm, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that such firm is an independent registered public accounting firm within the meaning of the Act and the rules of the PCAOB and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i) None of the Inergy Parties shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto); and, since such date, there shall not have been any material change in the partners’/stockholders’ equity or long-term debt of any of the Inergy Parties, or material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, partners’/stockholders’ equity, results of operations, business or prospects of the Inergy Parties, taken as a whole.

(j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Issuers’ debt securities by any nationally recognized statistical rating organization and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuers’ debt securities.

(k) The Issuers and the Guarantors have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an executed counterpart thereof, duly executed by the Issuers and the Guarantors.

(l) The Issuers, the Guarantors and the Trustee shall have executed and delivered an officer’s certificate relating to the issuance of the Notes pursuant to Section 2.13 of the Indenture.

(m) There shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in any securities of the Partnership on any exchange or in the over-the-counter market shall have been suspended, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions or any other calamity or crisis, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of Merrill Lynch, Pierce, Fenner & Smith Incorporated, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or sale of the Notes being delivered on the Closing Date on the terms and in the manner contemplated by the Offering Memorandum.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8. Indemnification and Contribution.

(a) The Inergy Parties, jointly and severally, will indemnify and hold harmless each of the Initial Purchasers and their respective affiliates from and against any losses, damages or liabilities, joint or several, to which the Initial Purchasers may become subject, under the Act, or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Disclosure Supplement, the Final Offering Memorandum, any Issuer Written Communication, or in any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Initial Purchasers for any legal or other out-of-pocket expenses incurred by such Initial Purchasers in connection with investigating, preparing, pursuing or defending against or appearing as a third party witness in connection with any such loss, damage, liability or action or claim, including, without limitation, any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the indemnified party, as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 8(c) hereof) any such settlement is effected with the written consent of the Partnership); provided, however, that the Inergy Parties shall not be liable in any such case to the extent, but only to the extent, that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Pricing Disclosure Supplement, the Final Offering Memorandum, any Issuer Written Communication, or in any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuers by you, expressly for use in the preparation thereof, which information is specified in Section 13.

(b) Each of the Initial Purchasers, severally and not jointly, will indemnify and hold harmless the Inergy Parties and their respective affiliates from and against any losses, damages or liabilities to which the Inergy Parties may become subject, under the Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Disclosure Supplement, the Final Offering Memorandum, any Issuer Written Communication, or in any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Disclosure Supplement, the Final Offering Memorandum, any Issuer Written Communication, or in any amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Issuers by such Initial Purchaser, expressly for use in the preparation thereof (as provided in Section 13 hereof), and will reimburse the Inergy Parties for any legal or other expenses incurred by the Inergy Parties in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Initial Purchasers).

(c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under Section 8(a) or 8(b) hereof, notify each such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability it may have under Section 8(a) or 8(b) hereof except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure, and such failure shall not relieve such indemnifying party from any liability it may have to any such indemnified party otherwise than under Section 8(a) or 8(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify each indemnifying party of the commencement thereof, each such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 8(a) or 8(b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 8(a) or 8(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne, and shall be paid as incurred, by the indemnifying party. If at any time such indemnified party shall have requested such indemnifying party under Section 8(a) or 8(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a) or 8(b) hereof effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 8(a) or 8(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Inergy Parties on the one hand, and the Initial Purchasers on the other hand, from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Inergy Parties on the one hand, and the Initial Purchasers, on the other hand in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Inergy Parties on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchasers. The relative fault, as applicable, of the Inergy Parties, on the one hand and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Inergy Parties on the one hand, or the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Inergy Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it and distributed to the public were offered to the public exceeds the amount of any damages that such Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

(e) The obligations of the Inergy Parties under this Section 8 shall be in addition to any liability that the Inergy Parties may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative of each Initial Purchaser and to each person, if any, who controls any Initial Purchaser within the meaning of the Act; and the obligations of each of the Initial Purchasers under this Section 8 shall be in addition to any liability that the respective Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and the General Partner and to each person, if any, who controls the Inergy Parties within the meaning of the Act.

9. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions that the principal amount of the Notes set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total principal amount of the Notes set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule I hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total number of Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total number of Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the number of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 4. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other Initial Purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Inergy Parties, except that the Inergy Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 11 and 12.

Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Inergy Parties for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, either the remaining Initial Purchasers or the Issuers may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 7(m) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

11. Cost and Expenses. The Partnership will bear and pay the costs and expenses incident to the offering of the Notes, including, without limitation, (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to the Initial Purchasers of the Notes, (b) the fees and expenses of the Issuers’ counsel and accountants, (c) the preparation, printing, filing, delivery and shipping of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto and the printing, delivery and shipping of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (d) the furnishing of copies of such documents to the Initial Purchasers, (e) the issuance and delivery by the Issuers of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith, (f) the qualification of the Notes and Exchange Notes for the offer, issuance and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (g) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (h) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (i) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel), (j) the rating of the Notes and the Exchange Notes, (k) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees, (l) the performance by the Inergy Parties of their other obligations under this Agreement, (m) all travel expenses, including one-half of the expenses relating to chartered aircraft and all accommodation expenses, of representatives of the Partnership in connection with the offering of the Notes, and (n) all of the other costs and expenses incident to the performance by the Issuers of the offering of the Notes; provided, that the Initial Purchasers will bear and pay all of their own costs and expenses, including the fees and expenses of counsel, and any advertising costs and expenses incurred by any of the Initial Purchasers incident to the offering of the Notes.

If this Agreement is terminated by you in accordance with the provisions of Section 10, the Issuers shall reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Initial Purchasers.

12. Reimbursement of Initial Purchasers’ Expenses. If the Issuers fail to tender the Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Inergy Parties to perform any agreement on their part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Inergy Parties is not fulfilled, the Inergy Parties shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Inergy Parties shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Initial Purchasers, the Inergy Parties shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

13. Information Furnished by the Initial Purchasers. The statements set forth in the subsection entitled “Commissions and Discounts,” the third sentence of the subsection entitled “New Issue of Notes,” and the first, second, third and fourth sentences of the subsection entitled “Short Positions,” all under the section captioned “Plan of Distribution” in the Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers through you as such information is referred to in Sections 3(d), 8(a) and 8(b) hereof.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any Initial Purchasers, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, facsimile number (212) 901-7897, Attention: Legal Department;

(b) if to the Inergy Parties, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Inergy, L.P., Two Brush Creek Boulevard, Kansas City, Missouri 64112, facsimile number (816) 471-3854, with a copy to Laura Ozenberger, General Counsel, Two Brush Creek Boulevard, Kansas City, Missouri 64112, facsimile number (816) 531-4680;

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex, overnight courier to Merrill Lynch, Pierce, Fenner & Smith Incorporated, which address will be supplied to any other party hereto by Merrill Lynch, Pierce, Fenner & Smith Incorporated upon request. Any such statements, requests, notices or agreements shall take effect at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Inergy Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Inergy Parties contained in this Agreement shall also be deemed to be for the benefit of directors of the Initial Purchasers, officers of the Initial Purchasers and any person or persons controlling any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Inergy Parties, officers of the Inergy Parties and any person controlling the Inergy Parties within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Research Independence. In addition, each of the Inergy Parties acknowledges that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to any of the Inergy Parties and/or the offering that differ from the views of its investment bankers. Each of the Inergy Parties hereby waives and releases, to the fullest extent permitted by law, any claims any of the Inergy Parties may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to any of the Inergy Parties by such Initial Purchasers’ investment banking divisions. Each of the Inergy Parties acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

17. No fiduciary duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers, each of the Inergy Parties acknowledges and agrees that: (i) nothing herein shall create a fiduciary or agency relationship between any of the Inergy Parties, on the one hand, and the Initial Purchasers, on the other; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to any of the Inergy Parties in connection with this offering, the sale of the Notes or any other services the Initial Purchasers may be deemed to be providing hereunder, including, without limitation, with respect to the offering price of the Notes; (iii) the relationship between the Inergy Parties, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iv) any duties and obligations that the Initial Purchasers may have to any of the Inergy Parties shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, the Inergy Parties acknowledge that the Initial Purchasers may have financial interests in the success of the offering that are not limited to the difference between the price to the public and the purchase price paid to the Inergy Parties by the Initial Purchasers for the Notes, and the Initial Purchasers have no obligation to disclose, or account to the Inergy Parties for, any of such additional financial interests. Each of the Inergy Parties hereby waives and releases, to the fullest extent permitted by law, any claims that any of the Inergy Parties may have against the Initial Purchasers with respect to any breach or alleged breach of fiduciary duty with respect to the transactions contemplated by this Agreement.

18. Survival. The respective indemnities, representations, warranties and agreements of the Inergy Parties and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the Inergy Parties and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

INERGY, L.P.

By: Inergy GP, LLC (its General Partner)

By:	/s/ R. Brooks Sherman, Jr.

Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

INERGY FINANCE CORP.

By:	/s/ R. Brooks Sherman, Jr.

Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

INERGY PROPANE, LLC
INERGY MIDSTREAM, LLC
INERGY PARTNERS, LLC
IPCH ACQUISITION CORP.
INERGY SALES & SERVICE, INC.
L & L TRANSPORTATION, LLC
INERGY TRANSPORTATION, LLC
FINGER LAKES LPG STORAGE, LLC
INERGY GAS MARKETING, LLC
STELLAR PROPANE SERVICE, LLC
INERGY STORAGE, INC
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.
ARLINGTON STORAGE COMPANY, LLC
US SALT, LLC
LIBERTY PROPANE GP, LLC
LIBERTY PROPANE, L.P., by Liberty Propane GP, LLC, its general partner
LIBERTY PROPANE OPERATIONS, LLC
INERGY PIPELINE EAST, LLC
TRES PALACIOS GAS STORAGE, LLC

By:	/s/ R. Brooks Sherman, Jr.

Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Accepted:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

BARCLAYS CAPITAL INC.

CREDIT SUISSE SECURITIES (USA) LLC

J.P. MORGAN SECURITIES LLC

MORGAN STANLEY & CO. INCORPORATED

WELLS FARGO SECURITIES, LLC

CITIGROUP GLOBAL MARKETS INC.

RAYMOND JAMES & ASSOCIATES, INC.

SUNTRUST ROBINSON HUMPHREY, INC.

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Authorized Representative

By:	/s/ J. Lex Maultsby

Name:	J. Lex Maultsby
Title:	Managing Director

SCHEDULE I

Initial Purchasers	Principal Amount of Notes to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$180,000,000
Barclays Capital Inc	$105,000,000
Credit Suisse Securities (USA) LLC	$105,000,000
J.P. Morgan Securities LLC	$105,000,000
Morgan Stanley & Co. Incorporated	$105,000,000
Wells Fargo Securities, LLC	$52,500,000
Citigroup Global Markets Inc	$37,500,000
Raymond James & Associates, Inc	$30,000,000
SunTrust Robinson Humphrey, Inc	$30,000,000

Total	$750,000,000

SCHEDULE II

Inergy, L.P. Subsidiaries

1. Inergy Propane, LLC, a Delaware limited liability company

2. Inergy Finance Corp., a Delaware corporation

3. Inergy Midstream, LLC, a Delaware limited liability company

4. Inergy Partners, LLC, a Delaware limited liability company

5. IPCH Acquisition Corp., a Delaware corporation

6. Inergy Sales & Service, Inc., a Delaware corporation

7. L & L Transportation, LLC, a Delaware limited liability company

8. Inergy Transportation, LLC, a Delaware limited liability company

9. Inergy Canada Company, a Nova Scotia unlimited company

10. Finger Lakes LPG Storage, LLC, a Delaware limited liability company

11. Inergy Gas Marketing, LLC, a Delaware limited liability company

12. Stellar Propane Service, LLC, a Delaware limited liability company

13. Inergy Storage, Inc., a Delaware corporation

14. Central New York Oil And Gas Company, L.L.C., a New York limited liability company

15. Arlington Storage Company, LLC, a Delaware limited liability company

16. US Salt, LLC, a Delaware limited liability company

17. Liberty Propane, L.P., a Delaware limited partnership

18. Liberty Propane GP, LLC, a Delaware limited liability company

19. Liberty Propane Operations, LLC, a Delaware limited liability company

20. Inergy Pipeline East, LLC, a Delaware limited liability company

21. Tres Palacios Gas Storage LLC, a Delaware limited liability company

22. Steuben Gas Storage Company, a New York general partnership

23. Arlington Associates Limited Partnership, a Massachusetts limited partnership

24. Inergy ASC, LLC, a Delaware limited liability company

Exhibit A

Pricing Disclosure Supplement

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

$750,000,000

Inergy, L.P.

Inergy Finance Corp.

6 7/8% Senior Notes due 2021

January 19, 2011

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated January 19, 2011. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used but not defined in this Pricing Supplement have the respective meanings ascribed to them in the Preliminary Offering Memorandum.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction. Accordingly, we are offering the Notes in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S. For further details about eligible offerees and resale restrictions, see “Notice to Investors” in the Preliminary Offering Memorandum.

Terms Applicable to the 6 7/8% Senior Notes due 2021

Issuers:	Inergy, L.P.
Inergy Finance Corp.

Principal Amount:	$750,000,000

Net Proceeds (after expenses):	$736,475,000

Title of Securities:	6 7/8% Senior Notes due 2021 (the “Notes”)

Final Maturity Date:	August 1, 2021

Issue Price:	100.000%, plus accrued interest, if any, from February 2, 2011

Coupon:	6.875%

Yield to Maturity:	6.875%

Interest Payment Dates:	February 1 and August 1, beginning on August 1, 2011

Record Dates:	January 15 and July 15

1

This Pricing Supplement is qualified in its entirety by reference to the

Preliminary Offering Memorandum dated January 19, 2011

Optional Redemption:	On and after August 1, 2016, the Issuers may redeem all or part of the Notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below:

Year	Percentage
2016	103.438%
2017	102.292%
2018	101.146%
2019 and thereafter	100.000%

Optional Redemption with Equity Proceeds:	Up to 35% prior to August 1, 2014 at 106.875% of the principal amount of the Notes

Initial Purchasers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
Raymond James & Associates, Inc.
SunTrust Robinson Humphrey, Inc.

Trade Date:	January 19, 2011

Settlement Date:	February 2, 2011 (T+10)

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Distribution:	Rule 144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

CUSIP and ISIN Numbers:	144A:	CUSIP: 45661TAK7
ISIN: US45661TAK79

	Reg S:	CUSIP: U45290AF7
ISIN: USU45290AF75

Summary

The following disclosure under “The Offering—Ranking” on page 9 and each other location where such information appears in the Preliminary Offering Memorandum is amended to read as follows:

As of September 30, 2010, on an as further adjusted basis after giving effect to this offering, our new term loan facility and our use of proceeds therefrom and the other transactions described under “Capitalization,” we and our subsidiaries would have had approximately $1.8 billion of senior indebtedness outstanding (including the notes), $336.3 million of which would have been secured.

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This Pricing Supplement is qualified in its entirety by reference to the

Preliminary Offering Memorandum dated January 19, 2011

The following disclosure under “The Offering—Use of Proceeds” on page 12 of the Preliminary Offering Memorandum is amended to read as follows:

Assuming that all of our existing 2014 Notes and 2016 Notes are tendered for repurchase on February 1, 2011, we will use approximately $960.0 million of the net proceeds for such purpose (including accrued and unpaid interest and consent fees).

Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent effected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

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Exhibit B

Form of Registration Rights Agreement

INERGY, L.P.

INERGY FINANCE CORP.

$750,000,000

6.875% Senior Notes due 2021

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated February 2, 2011 (the “Agreement”) is entered into by and among Inergy, L.P., a Delaware limited partnership (the “Partnership”), Inergy Finance Corp., a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Company”), the Guarantors listed on the signature page hereto (the “Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Raymond James & Associates, Inc. and SunTrust Robinson Humphrey, Inc. (collectively, the “Initial Purchasers”).

The Issuers, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated January 19, 2011 (the “Purchase Agreement”), which provides for the sale by the Issuers to the Initial Purchasers of $750,000,000 aggregate principal amount of the Issuers’ 6.875% Senior Notes due 2021 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantors” shall mean any subsidiary of the Partnership that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

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“Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Finance Corp” shall have the meaning set forth in the preamble and shall also include Finance Corp’s successors.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any of the Guarantors’ successors and any Additional Guarantors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of February 2, 2011 among the Company, the Guarantors and U.S. Bank National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xv) hereof.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

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“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Partnership” shall have the meaning set forth in the preamble and shall also include the Partnership’s successors.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(d)(1)(ii) under the Securities Act (but not earlier than two years after the date of this Agreement) or (iii) when such Securities cease to be outstanding.

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“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, including without limitation the Trust Indenture Act, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters, as applicable, required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement filed under the Securities Act of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders of a majority of the Registrable Securities to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

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“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.	Registration Under the Securities Act.

(a)	To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until 180 days after the closing of the Exchange Date for use by one or more Participating Broker Dealers. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required (x) in the case of a Holder electing to exchange a Registrable Security in global form, to comply with the applicable procedures of DTC for book-entry tenders, and, (y) in the case of a Holder electing to exchange a Registrable Security in certificated form, to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, in each case prior to the close of business on the last Exchange Date; and

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(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (x) in the case of a Holder withdrawing its election to exchange a Registrable Security in global form, complying with the applicable procedures of DTC for withdrawal of tenders, and, (y) in the case of a Holder withdrawing its election to exchange a Registrable Security in certificated form, sending to the institution and at the address specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or the Guarantors and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

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(b)	In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by January 28, 2012 or (iii) any Initial Purchaser shall so request in connection with any offer or sale of Registrable Securities (a “Shelf Request”), the Company and the Guarantors shall use commercially reasonable efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for one year or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c)	The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

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(d)	An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to January 28, 2012, the interest rate on the Registrable Securities will be increased by 1.00% per annum until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC.

If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, unless such failure to remain effective or usable relates or is directly attributable to an acquisition or disposition being undertaken by the Company then the interest rate on the Registrable Securities will be increased by 1.00% per annum commencing on the 31st day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

(e)	Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3.	Registration Procedures.

(a)	In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as expeditiously as possible:

(i)	prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements and oil and gas reserve information required by the SEC to be filed therewith; and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

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(ii)	prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)	to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv)	in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors’ consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v)	use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor the Guarantors shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

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(vi)	in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or the Guarantors receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein, in the light of the circumstances in which they were made, not misleading and (6) of any determination by the Company or the Guarantors that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii)	use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, at the earliest practicable moment and provide immediate notice to each Holder of the withdrawal of any such order or such resolution;

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(viii)	in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix)	in the case of a Shelf Registration, cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(x)	in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi)	a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall reasonably object;

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(xii)	obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xiii)	in the case of a Shelf Registration, use commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantors are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xiv)	cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xv)	in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Holders of Registrable Securities to be included in such Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company or the Guarantors as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

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(xvi)	if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing; and

(xvii)	in the case of a Shelf Registration, enter into such customary agreements and take all such other commercially reasonable actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accounting firm of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or the Guarantors, or of any business acquired by the Company or the Guarantors for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus, (4) obtain oil and gas reserve report letters from any independent petroleum engineering firms whose reports relating to the Company’s reserves have, prior to the date of such Shelf Registration, been previously publicly disclosed in a filing by the Company and (5) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

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(b)	In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

(c)	In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or 3(a)(vi)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)	If the Company and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e)	The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering; provided, however, that such Underwriter must be reasonably satisfactory to the Company.

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4.	Participation of Broker-Dealers in Exchange Offer.

(a)	The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)	In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section (a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c)	The Initial Purchasers shall have no liability to the Company, the Guarantors or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

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5.	Indemnification and Contribution.

(a)	The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing by or on behalf of such Initial Purchaser or selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b)	Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Issuer Information.

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(c)	If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Merrill Lynch, Pierce, Fenner & Smith Incorporated, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d)	If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)	The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f)	The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

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(g)	The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.	General.

(a)	No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or the Guarantors under any other agreement and (ii) neither the Company nor the Guarantors has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b)	Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c)	Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

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(d)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)	Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)	Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)	Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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(i)	Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INERGY, L.P.

By: Inergy GP, LLC (its General Partner)

By:

Name:
Title:

INERGY FINANCE CORP.

By:

Name:
Title:

INERGY PROPANE, LLC
INERGY MIDSTREAM, LLC
INERGY PARTNERS, LLC
IPCH ACQUISITION CORP.
L & L TRANSPORTATION, LLC
INERGY TRANSPORTATION, LLC
FINGER LAKES LPG STORAGE, LLC
INERGY GAS MARKETING, LLC
INERGY STORAGE, INC.
STELLAR PROPANE SERVICE, LLC
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.
INERGY SALES & SERVICE, INC.
ARLINGTON STORAGE COMPANY, LLC
US SALT, LLC
LIBERTY PROPANE GP, LLC
LIBERTY PROPANE, L.P., by Liberty Propane GP, LLC, its general partner
LIBERTY PROPANE OPERATIONS, LLC
INERGY PIPELINE EAST, LLC
TRES PALACIOS GAS STORAGE, LLC

By:

Name:
Title:

Confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BARCLAYS CAPITAL INC.
CREDIT SUISSE SECURITIES (USA) LLC
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. INCORPORATED
WELLS FARGO SECURITIES, LLC
CITIGROUP GLOBAL MARKETS INC.
RAYMOND JAMES & ASSOCIATES, INC.
SUNTRUST ROBINSON HUMPHREY, INC.

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
For itself and on behalf of the several Initial Purchasers

By:

Name:
Title:

Exhibit C

Vinson & Elkins Opinion

Vinson & Elkins L.L.P. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Issuers and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to the effect that:

(i) Each of the Issuers and the Operating Company, Midstream, Inergy Partners, IPCH Acquisition, Service Sub, L & L Transportation, Inergy Transportation, Inergy Gas, Stellar Propane, Finger Lakes, Storage, CNYOGC, Arlington Storage and the General Partner has been duly formed and is validly existing in good standing under its jurisdiction of formation with all necessary corporate, limited liability company or partnership power and authority to own or lease its properties and to conduct its business, in all material respects as described in the Offering Memorandum. Each of US Salt, Liberty, Liberty GP, Liberty Operations, Inergy East and Tres Palacios are validly existing and in good standing under the laws of the State of Delaware with all necessary limited liability company or partnership power and authority to own or lease its properties and to conduct its business, in all material respects as described in the Offering Memorandum. Each of the Inergy Parties and the General Partner is duly registered or qualified as a foreign entity for the transaction of business under the laws of the jurisdictions set forth on an exhibit to such counsel’s opinion.

(ii) The General Partner is the only general partner of the Partnership and owns of record a non-economic, general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and except as described in the Partnership Agreement or the Offering Memorandum, the General Partner owns its general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(iii) The Partnership owns, directly or indirectly, 100% of the issued shares of capital stock, membership interests or limited partner interests, as applicable, in each of Finance Corp and the Guarantors; such shares of capital stock, membership interests or limited partner interests have been duly authorized and validly issued in accordance with the Organizational Documents governing such entity and are fully paid and non-assessable (except (i) in the case of an interest in a Delaware limited partnership, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act, (ii) in the case of an interest in a Delaware limited liability company, as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act, and (iii) in the case of an interest in a limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited liability company statute, as applicable) and except as described in the Organizational Documents, the Partnership owns such shares of capital stock, membership interests or limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware, (B) arising under the Credit Agreement or (C) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and the New York Limited Liability Company Law.

(iv) To our knowledge, there are no contracts, agreements or understandings between either of the Issuers, or any Guarantor and any person granting such person the right (other than rights that have been waived or satisfied) to require the Issuers or any Guarantor to file a registration statement under the Act with respect to any securities of the Issuers or any Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person, and which are substantially similar to the Notes, the Guarantees, or the Exchange Notes, or to require either of the Issuers or any Guarantor to include any other securities in the securities registered pursuant to the Registration Rights Agreement.

(v) This Agreement has been duly authorized, executed and delivered by each of the Issuers and the Guarantors.

(vi) Each of the Organizational Documents has been duly authorized and validly executed and delivered by the parties thereto. Each of the foregoing agreements constitutes a valid and legally binding agreement of the parties thereto, enforceable against such entity in accordance with its respective terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(vii) The Issuers have all requisite corporate or partnership power and authority to issue, sell and deliver the Notes. The Notes have been duly authorized by the Issuers and, when duly executed by the Issuers in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered, and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(viii) The Exchange Notes have been duly and validly authorized by the Issuers and if and when duly issued, executed and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement (assuming the due authorization, execution and delivery of the Indenture and Registration Rights Agreement by the parties thereto), will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(ix) The Guarantee of each of the Guarantors has been duly authorized by that Guarantor and, when the Notes have been duly executed by the Issuers and authenticated by the Trustee in accordance with the terms of the Indenture and delivered and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor will constitute the valid and binding obligations of that Guarantor, enforceable against that Guarantor in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(x) The Exchange Guarantee of each of the Guarantors has been duly and validly authorized by that Guarantor and, upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(xi) The Indenture has been duly authorized, executed and delivered by each of the Issuers and the Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, is the legally valid and binding agreement of the Inergy Parties, enforceable against the Inergy Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; no qualification of the Indenture under the 1939 Act is required in connection with the offer, issuance and sale of the Notes or in connection with the Exempt Resales. The Indenture conforms in all material respects to the requirements of the 1939 Act and the Rules and Regulations applicable to an indenture that is qualified thereunder.

(xii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Inergy Parties and, assuming the due execution and delivery thereof by the Initial Purchasers, is the legally valid and binding agreement of the Inergy Parties, enforceable against the Inergy Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, as to rights of indemnification and contribution thereunder, by federal or state law or by principles of public policy.

(xiii) The statements set forth in the Offering Memorandum under the captions “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes, the Indenture, the Guarantees and the Registration Rights Agreement and under the captions “Description of Other Indebtedness—Senior Notes,” and “Certain United States Federal Income Tax Considerations” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

(xiv) None of the offering, issuance and sale of the Notes and the Guarantees by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Exchange Guarantees and this Agreement by the Inergy Parties, or the consummation by each of them of the transactions contemplated hereby and thereby (A) constitutes or will constitute a violation of their respective Organizational Documents, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement filed or incorporated by reference as an exhibit to the Partnership’s annual report on Form 10-K for the year ended September 30, 2010 or to the current reports of the Partnership on Form 8-K incorporated by reference in the Offering Memorandum (excluding the Organizational Documents); (C) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of New York or, assuming the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth herein, federal law (provided, however, that such counsel need express no opinion with respect to compliance with any state securities or federal or state antifraud law except as otherwise specifically stated in the opinion of such counsel), or any order, judgment, decree or injunction known to such counsel of any Delaware court to which any of the Inergy Parties or any of their assets or properties is subject, or (D) to our knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Inergy Parties, which breaches, violations, defaults or liens, in the case of clauses (B), (C) or (D) would, individually or in the aggregate, have a Material Adverse Effect.

(xv) No registration under the Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) the accuracy of the Initial Purchasers’ representations in this Agreement and (ii) the accuracy of the Inergy Parties’ representations contained herein.

(xvi) None of the Inergy Parties is now, and after the sale of the Notes to be sold by the Issuers hereunder, the issuance of the Guarantees and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds,” none of the Inergy Parties will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and Guarantors and the independent registered public accounting firm of the Partnership and your representatives, at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference in, the Offering Memorandum (except to the extent specified in the foregoing opinion), based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(a) the Preliminary Offering Memorandum, together with the Pricing Disclosure Supplement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) the Final Offering Memorandum, as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

in each case other than (1) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (2) the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no belief.

In rendering such opinion, such counsel may (A) rely, to the extent such counsel deems proper, in respect of matters of fact upon representations of the Inergy Parties set forth in this Agreement and upon certificates of officers and employees of the Issuers and Guarantors and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of New York, (D) with respect to the opinions expressed in subparagraph (i) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on an exhibit to such opinion (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to you), and (E) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the other Inergy Parties may be subject.

Exhibit D

Laura Ozenberger Opinion

Laura Ozenberger shall have furnished to the Initial Purchasers her written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to the effect that:

(i) None of the offering, issuance and sale of the Notes and the Guarantees by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement and this Agreement by the Issuers and the Guarantors, or the consummation by each of them of the transactions contemplated hereby (A) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement, lease or instrument known to her (excluding the Credit Agreement or any Organizational Document and any other agreement filed or incorporated by reference as an exhibit to the Partnership’s annual report on Form 10-K for the year ended September 30, 2010 or to the current reports of the Partnership on Form 8-K incorporated by reference in the Offering Memorandum, as to which such counsel need not express an opinion) to which any of the Inergy Parties or any of their properties may be bound, or (B) will result, to my knowledge, in any violation of any federal or Missouri judgment, order, decree, injunction, rule or regulation of any court or arbitrator or governmental agency having jurisdiction over the Inergy Parties or any of their assets or properties (such opinion with respect to federal law assumes the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth herein) (provided, however, that such counsel need express no opinion with respect to compliance with any state securities or federal or state antifraud law except as otherwise specifically stated in the opinion of such counsel), which breaches, violations, defaults or liens, in the case of clauses (A), or (B) would, individually or in the aggregate, have a Material Adverse Effect.

(ii) Except as described in the Offering Memorandum, to my knowledge there is no litigation, proceeding or governmental investigation pending or threatened against any of the Inergy Parties or to which any of the Inergy Parties is a party or to which any of their respective properties is subject, which, if adversely determined to such Inergy Parties, is reasonably likely to have a Material Adverse Effect.

Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and Guarantors and the independent registered public accounting firm of the Partnership and your representatives, at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Offering Memorandum, based on the foregoing, nothing has come to the attention of such counsel that causes her to believe that:

(a) the Preliminary Offering Memorandum, together with the Pricing Disclosure Supplement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

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(b) the Final Offering Memorandum, as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

in each case other than (1) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (2) the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no belief.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon representations of the Inergy Parties set forth in this Agreement and upon certificates of officers and employees of the Inergy Parties and upon information obtained from public officials, (B) assume that all documents submitted to her as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that her opinion is limited to the laws of the State of Missouri, and (D) state that she expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the other Inergy Parties may be subject.

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